UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

Bill.com Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100
San Jose, California	95002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 621-7700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2022, the Board of Directors (the “Board”) of Bill.com Holdings, Inc. (the “Company”) appointed Alison Wagonfeld, 52, to serve as a director of the Company, effective as of October 21, 2022. Ms. Wagonfeld will serve as a Class II director, whose term will expire at the Company’s 2024 annual meeting of stockholders and until Ms. Wagonfeld’s successor shall have been duly elected and qualified, or until Ms. Wagonfeld’s earlier death, resignation, disqualification, or removal.

Ms. Wagonfeld currently serves as Chief Marketing Officer for Google Cloud and Vice President, Marketing at Google, a multinational technology company, where she has worked since May 2016. Prior to Google, Ms. Wagonfeld served as an Operating Partner at Emergence Capital Partners, a venture capital firm focused on early and growth-stage enterprise cloud companies from March 2013 to April 2016. Prior to Emergence, Ms. Wagonfeld was an Executive Director at the Harvard Business School California Research Center from October 2001 to March 2013. Earlier in her career, Ms. Wagonfeld co-founded QuickenLoans while at Intuit and worked in the investment banking division at Morgan Stanley. Ms. Wagonfeld is a founding member of the Adweek Diversity, Equity & Inclusion Council, where she has served since January 2020, and a member of the Advisory Board for the Yale University Jackson School for Global Affairs, where she has served since March 2022. Ms. Wagonfeld holds a B.A. from Yale University and an MBA from Harvard Business School.

There is no arrangement or understanding between Ms. Wagonfeld and any other persons pursuant to which Ms. Wagonfeld was selected as a director. Ms. Wagonfeld has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Wagonfeld will also enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Commission on November 15, 2019 (File No. 333-234730).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: October 24, 2022	By:	/s/ Raj Aji
Raj Aji
Chief Legal Officer, Chief Compliance Officer and Secretary